Exhibit 99.2

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail centers

	For the three months ended March 31,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$106,573	$17,463	$124,036	$76,589	$13,753	$90,342
Percentage rents	2,440	297	2,737	2,750	206	2,956
Specialty retail rents	5,163	496	5,659	4,009	616	4,625
Other rents (note 1)	60,408	10,146	70,554	40,576	6,426	47,002
Other revenues (note 2)	9,486	1,228	10,714	12,117	794	12,911
	184,070	29,630	213,700	136,041	21,795	157,836
Share of FFO of minority interest ventures (note 3)	2,657	-	2,657	2,175	-	2,175
Total revenues	186,727	29,630	216,357	138,216	21,795	160,011

Operating expenses	75,476	11,358	86,834	57,634	7,357	64,991
Net Operating Income	$111,251	$18,272	$129,523	$80,582	$14,438	$95,020

Notes:

(1)  Other rents are comprised primarily of charges to tenants for operating expenses.

(2)  Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)  Minority interest ventures include: Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction (Kravco, Sawmill Place and River Ridge Mall). The Company acquired its partners' interests in Ridgedale Center and Southland Center in November 2002.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the three months ended March 31,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$68,944	$55,092	$124,036	$66,935	$23,407	$90,342
Percentage rents	1,211	1,526	2,737	1,890	1,066	2,956
Specialty retail rents	3,511	2,148	5,659	3,502	1,123	4,625
Other rents	37,517	33,037	70,554	33,945	13,057	47,002
Other revenues	5,309	5,405	10,714	6,816	6,095	12,911
	116,492	97,208	213,700	113,088	44,748	157,836
Share of FFO of minority interest ventures	1,686	971	2,657	1,575	600	2,175
Total revenues	118,178	98,179	216,357	114,663	45,348	160,011

Operating expenses	46,932	39,902	86,834	44,825	20,166	64,991
Net Operating Income	$71,246	$58,277	$129,523	$69,838	$25,182	$95,020

Note -   Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers in Columbia, Maryland and additional interests acquired in Collin Creek,  Ridgedale Center, Southland Center and Willowbrook.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the three months ended March 31,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$38,619	$1,024	$39,643	$39,488	$-	$39,488
Percentage rents	-	-	-	-	-	-
Other rents (note 1)	4,569	411	4,980	4,945	-	4,945
Other revenues (note 2)	5,349	513	5,862	5,801	-	5,801
	48,537	1,948	50,485	50,234		50,234
Share of FFO of minority interest ventures (note 3)	(638)	-	(638)	-	-	-
Total revenues	47,899	1,948	49,847	50,234	-	50,234

Operating expenses	18,746	1,221	19,967	19,349	-	19,349
Net Operating Income	$29,153	$727	$29,880	$30,885	$-	$30,885

Notes:

(1)  Other rents are comprised primarily of charges to tenants for operating expenses.

(2)  Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.

(3)  Minority interest ventures include the Company's equity in earnings of Westin New York, a hotel in New York City that began operations in October 2002. An interest in the hotel was acquired in the Rodamco transaction.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the three months ended March 31,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$38,450	$1,193	$39,643	$38,852	$636	$39,488
Percentage rents	-	-	-	-	-	-
Other rents	4,551	429	4,980	4,836	109	4,945
Other revenues	5,344	518	5,862	5,736	65	5,801
	48,345	2,140	50,485	49,424	810	50,234
Share of FFO of minority interest ventures	-	(638)	(638)	-	-	-
Total revenues	48,345	1,502	49,847	49,424	810	50,234

Operating Expenses	18,652	1,315	19,967	19,033	316	19,349
Net Operating Income	$29,693	$187	$29,880	$30,391	$494	$30,885

Note -   Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of or prepared for disposition.  Such properties include the following: the office components of Oakbrook Center and Water Tower Place, an interest in Westin New York,  an office building in Columbia, Maryland and an office building in Hunt Valley, Maryland.

The Rouse Company

Net Operating Income from Community Development

(in thousands)

For the three months ended March 31, 2003

	Columbia Operations	Summerlin Operations	Total Community Development
Revenues	$22,141	$48,334	$70,475
Operating costs and expenses	7,836	34,052	41,888
Net Operating Income	$14,305	$14,282	$28,587

For the three months ended March 31, 2002

	Columbia Operations	Summerlin Operations	Total Community Development
Revenues	$21,086	$35,131	$56,217
Operating costs and expenses	10,043	26,465	36,508
Net Operating Income	$11,043	$8,666	$19,709

Note-    Revenues of Columbia Operations includes the Company's equity in the earnings of the joint venture that is developing the community of Fairwood.  The Company's equity in the earnings of that joint venture was $1,761 in the three months ended March 31, 2003. The venture had no earnings in the three months ended March 31, 2002.

The Rouse Company

Occupancy Percentages

March 31, 2003

	Occupancy at	Average	Occupancy at	Average
	March 31, 2003	Occupancy YTD	March 31, 2002	Occupancy YTD
Retail:
The percentages noted below are exclusive of community centers, and projects in disposition. For a definition of comparable properties, please see the retail statement of net operating income.
Comparable properties	92.1%	92.8%	92.0%	92.3%
Comparable and non-comparable properties combined	91.7%	92.2%	91.7%	91.9%
Office	88.1%	88.4%	91.0%	91.8%

The Rouse Company

Sales Data

Rolling Twelve Months Ended

March 31, 2003

Volume

As of April 1, 2002, The Rouse Company managed 14,224,925 square feet of retail space that continued to be in operation at March 31, 2003.  The volume of sales produced in that comparable (same-store) space decreased 2.6% during 2003 over 2002.  For detailed information concerning growth by merchant category and region please see the Rouse Retail Barometer.

Productivity

There are numerous ways to compute and analyze sales per square foot for portfolios of properties.  Listed below are some of the most meaningful.  Data below is exclusive of community centers, and projects in disposition.

Comparable tenants in comparable properties, excluding tenant space over 10,000 square feet.	$402
Comparable tenants in all properties, excluding tenant space over 10,000 square feet.	$403
Comparable tenants in comparable properties.	$381
Comparable tenants in all properties.	$380
Comparable space sales in comparable properties, excluding space over 10,000 square feet.	$389
Comparable space sales in all properties, excluding space over 10,000 square feet.	$388
Comparable space sales in comparable properties.	$370
Comparable space sales in all properties.	$370

Definitions:

Comparable tenant sales:	Same tenant, same space with no new additions.
Comparable space sales:	Same space in both years, no acquisitions or new development.
Non-comparable properties:	Properties which, in 2003 or 2002, were acquired, expanded, opened or prepared for disposition, for a listing of non-comparable projects please see the retail statements of net operating income.

The Rouse Company

Schedule of Expiring Footage, excluding department stores and storage (note 1)

As of March 31, 2003

	Remaining 2003	2004	2005	2006	2007
Retail centers	1,188,286	1,660,568	1,666,259	1,567,632	1,596,257

Office and other properties	1,256,286	1,258,081	1,132,301	1,180,993	827,759

Note:

(1)  Footage amounts represent gross leasable area expiring during the year.  Re-leasing assumptions are not included.

The Rouse Company

Significant Retail Tenant Concentration

March 31, 2003

		Percentage
	Tenant	of GLA
1	The Gap, Inc.	6.7%
2	The Limited, Inc.	6.5%
3	Venator Group	2.4%
4	Spiegel, Inc.	1.8%
5	Abercrombie & Fitch, Inc.	1.7%
6	Williams-Sonoma, Inc.	1.3%
7	Casual Corner Group, Inc.	1.2%
8	Ann Taylor, Inc.	1.2%
9	Borders Group, Inc.	1.2%
10	Musicland Group, Inc.	1.2%

The Rouse Company and unconsolidated proportionate share ventures

Additions to Operating Properties and Properties in Development

For the three months ended March 31, 2003

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
New Developments	$23,027	$7,390	$30,417
Renovations and Expansions	26,044	46	26,090
Tenant Allowances, Improvements and Leasing Commissions	1,945	265	2,210
Building and Other	6,300	460	6,760
Total	$57,316	$8,161	$65,477

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
New Developments	$2,091	$-	$2,091
Renovations and Expansions	-	-	-
Tenant Allowances, Improvements and Leasing Commissions	3,275	-	3,275
Building and Other	1,180	-	1,180
Total	$6,546	$-	$6,546

The Rouse Company and unconsolidated proportionate share ventures

Combined Balance Sheets (in thousands)

	March 31, 2003			December 31, 2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Assets:
Operating properties, net	$4,592,639	$861,838	$5,454,477	$4,931,228	$862,148	$5,793,376
Properties in development	192,853	17,115	209,968	176,214	14,502	190,716
Properties held for sale	342,483	-	342,483	-	-	-
Land held for development and sale	321,854	251	322,105	321,744	251	321,995
Investments in and advances to other unconsolidated real estate ventures	451,085	(353,542)	97,543	442,405	(345,978)	96,427
Prepaid expenses, receivables under finance leases and other assets	369,665	20,159	389,824	383,914	23,901	407,815
Accounts and notes receivable	59,740	6,709	66,449	56,927	6,118	63,045
Cash, cash equivalents and marketable securities	84,388	17,998	102,386	73,736	16,452	90,188
Total	$6,414,707	$570,528	$6,985,235	$6,386,168	$577,394	$6,963,562

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$4,215,506	$565,012	$4,780,518	$4,441,477	$566,414	$5,007,891
Debt related to properties held for sale	296,299	-	296,299	-	-	-
Other liabilities	651,573	5,516	657,089	696,267	10,980	707,247
Minority interest in majority financial interest ventures	-	-	-	-	-	-
Company-obligated preferred securities	136,340	-	136,340	136,340	-	136,340
Shareholders' equity	1,114,989	-	1,114,989	1,112,084	-	1,112,084
Total	$6,414,707	$570,528	$6,985,235	$6,386,168	$577,394	$6,963,562

The Rouse Company and unconsolidated proportionate share ventures

Comparative Balance Sheets (in thousands)

	March 31	December 31	September 30	June 30	March 31
	2003	2002	2002	2002	2002
Assets:
Operating properties, net	$5,454,477	$5,793,376	$5,449,363	$5,344,702	$3,965,955
Properties in development	209,968	190,716	357,241	411,309	342,595
Properties held for sale	342,483	-	-	12,684	70,977
Land held for development and sale	322,105	321,995	310,157	308,249	296,925
Investments in and advances to other unconsolidated real estate ventures	97,543	96,427	126,888	122,458	46,014
Prepaid expenses, receivables under finance leases and other assets	389,824	407,815	369,087	368,493	390,142
Accounts and notes receivable	66,449	63,045	71,572	76,331	85,580
Cash, cash equivalents and marketable securities	102,386	90,188	210,648	71,293	318,188
Total	$6,985,235	$6,963,562	$6,894,956	$6,715,519	$5,516,376

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$4,780,518	$5,007,891	$4,971,064	$4,804,354	$3,784,985
Debt related to properties held for sale	296,299	-	-	-	-
Other liabilities	657,089	707,247	634,800	615,682	497,529
Company-obligated preferred securities	136,340	136,340	136,340	136,965	136,965
Shareholders' equity	1,114,989	1,112,084	1,152,752	1,158,518	1,096,897
Total	$6,985,235	$6,963,562	$6,894,956	$6,715,519	$5,516,376

The Rouse Company and unconsolidated proportionate share ventures

Debt Summary

(in thousands)

March 31, 2003

	The Rouse Company			Unconsolidated Proportionate Share Ventures			Total
	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)
Parent Company debt and property debt carrying a parent company guarantee of repayment
Variable rate	$203,250	2.5%	0.8	$2,072	3.2%	0.5	$205,322	2.5%	0.8
Variable rate debt swapped to fixed	268,893	3.4%	1.5	68,000	3.2%	0.5	336,893	3.4%	1.3
Fixed rate	773,262	7.5%	7.3	-	-	-	773,262	7.5%	7.3
	1,245,405	5.8%	5.0	70,072	3.2%	0.5	1,315,477	5.7%	4.7

Property debt not carrying a Parent Company guarantee of repayment
Variable rate	179,692	2.6%	0.7	101,750	2.2%	0.5	281,442	2.5%	0.6
Variable rate debt swapped to fixed	667,528	3.8%	2.7	-	-	-	667,528	3.8%	2.7
Fixed rate	2,419,180	7.5%	5.5	393,190	6.1%	8.2	2,812,370	7.3%	5.9
	3,266,400	6.5%	4.7	494,940	5.3%	6.6	3,761,340	6.3%	4.9

Total debt	$4,511,805	6.3%	4.7	$565,012	5.0%	5.9	$5,076,817	6.1%	4.9

The Rouse Company

Coverage Ratios (Note)

March 31, 2003

Interest Coverage	3/31/2003	3/31/2002

1) Net earnings	$24,140	$14,703
2) Funds from operations (FFO)	76,592	50,538
3) FFO from recurring activities	98,665	70,943
4) Interest expense	73,117	61,360
5) Quips expense	3,204	3,218

Calculations:

Net earnings (1+4+5)/4	1.4	1.3
FFO (2+4+5)/4	2.1	1.9
FFO from recurring activities (3+4+5)/4	2.4	2.2

Interest and Preferred Coverage

1) Net earnings	$24,140	$14,703
2) Funds from operations (FFO)	76,592	50,538
3) FFO from recurring activities	98,665	70,943
4) Interest expense	73,117	61,360
5) Quips expense	3,204	3,218
6) Preferred stock dividends	3,037	3,037

Calculations:

Net earnings (1+4+5)/(4+5+6)	1.3	1.2
FFO (2+4+5)/(4+5+6)	1.9	1.7
FFO from recurring activities (3+4+5)/(4+5+6)	2.2	2.0

Note -  The above calculations are an illustrative presentation of the Company’s ability to cover its interest and preferred distribution obligations.  The Company has prepared these calculations using FFO and FFO from recurring activities in order to assist investors and analysts in understanding prior periods.  These calculations are not prepared in accordance with the terms of various loans which, among other things require the Company to maintain specified minimum levels of debt service coverage.  See the Financial Highlights attached to the Company’s press release dated April 29, 2003 for a reconciliation of FFO from recurring activities to net earnings.

The Rouse Company and unconsolidated proportionate share ventures

Schedule of balloon payments due

(in thousands)

March 31, 2003

	2003	2004	2005	2006	2007
The Rouse Company	$527,436	$494,524	$454,708	$342,631	$489,928

Unconsolidated Proportionate Share Ventures	171,822	-	-	-	45,926

Total	$699,258	$494,524	$454,708	$342,631	$535,854